UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 15, 2018, the Federal Home Loan Bank of New York's ("FHLBNY") Board of Directors (“Board”) voted to elect Mr. Stephen S. Romaine, Chairman of Tompkins Trust Company, Ithaca, New York, to serve as a Member Director representing New York members effective January 1, 2019. Mr. Romaine is filling a vacancy arising from the departure of former New York Member Director Monte Redman (which was announced in a Current Report on Form 8-K filed on May 23, 2018); his term will run through and until December 31, 2020, the end date of the directorship that had been held by Mr. Redman.

The election of Mr. Romaine by the Board took place in accordance with the rules governing the filing of vacancies on the Boards of Directors of Federal Home Loan Banks contained in the regulations of the FHFA. As of the time of this filing, Mr. Romaine has not been named to serve on any committee of the Board for 2019; further, whether Mr. Romaine is expected to be named to serve on any committee of the Board for 2019 has not yet been determined.

The compensation of Mr. Romaine will be in accordance with the FHLBNY’s 2019 Director Compensation Policy, details of which were disclosed in a Current Report on Form 10-Q filed on November 8, 2018.

Item 8.01 Other Events.

On November 21, 2018, the FHLBNY issued a Director Election Report to FHLBNY members announcing the election by the Board of Stephen S. Romaine as a New York Member Director. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Director Election Report to FHLBNY members announcing the election by the Board of Stephen S. Romaine as a New York Member Director, dated November 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 21, 2018	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer